SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                      FORM 8K/A
                         AMENDMENT TO APPLICATION OR REPORT
                    Filed pursuant to Section 12, 13, 04 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934
                                  CULBRO CORPORATION
                     (Exact name of registrant as specified in charter)
                                    AMENDMENT NO.  2

The undersigned registrant hereby amends Culbro Corporation's Form 8-K dated May 10, 1994 and Form 8K/A dated July 11, 1994 to revise the pro forma financial information required by Item 7(b) of the Form 8-K, in connection with the acquisition of the Southern Divisions of NCC L.P. by The Eli Witt Company, a subsidiary of Culbro Corporation, and related transactions. The revised pro forma information contained herein principally reflects the inclusion of a previously deferred gain on the sale of a portion of Culbro Corporation's common shares of Eli Witt.


(1)     Financial statements required by Item 7(b)

- -        Unaudited pro forma statements of operations of Culbro Corporation for the fiscal year ended November 27, 1993 and the quarter ended February 26, 1994 assuming that the Southern Divisions of NCC L.P. had been acquired by Culbro Corporation's subsidiary, The Eli Witt Company, as of the beginning of the respective periods;

- -        Unaudited pro forma balance sheet of Culbro Corporation as of
         February 26, 1994 assuming that the Southern Divisions of NCC L.P. had been acquired by Culbro Corporation's subsidiary, The Eli Witt Company, as of the balance sheet date.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Culbro Corporation
                                                     (Registrant)

                                                  By:(Jay M. Green)
                                                      Jay M. Green
                                                  Executive Vice President
Date:  May 11, 1995

                                  CULBRO CORPORATION
                                      FORM 8K/A
                                    AMENDMENT NO. 2

                                         INDEX

        -        Introduction. . . . . . . . . . . . . . . . . . .3-4
        -        Statement of operations for the year ended
                 November 27, 1993. . . . . . . . . . . . . . . . . .5
        -        Statement of operations for the quarter ended
                 February 26, 1994 . . . . . . . . . . . . . . . . . .6
        -        Balance sheet as of February 26, 1994 . . . . . . . .7
        -        Notes to unaudited pro forma combined financial
                 information . . . . . . . . . . . . . . . . . . .. . .8

                                     CULBRO CORPORATION
                        UNAUDITED PRO FORMA FINANCIAL INFORMATION
                                        INTRODUCTION


         On April 25, 1994 The Eli Witt Company ("Eli Witt"), a subsidiary of Culbro Corporation (the "Corporation"), acquired the net assets of the six Southern distribution facilities of NCC L.P. ("NCC"), a limited partnership engaged in the wholesale distribution business. The six facilities, designated as NCC South, comprised a portion of the overall distribution business conducted by NCC through nine warehouses in total.
         Prior to this acquisition, the Corporation owned 85% of the outstanding common stock of Eli Witt and the former shareholders of Certified Grocers of Florida, Inc. ("Certified Grocers") held 15%, which they received in connection with Eli Witt's acquisition of Certified Grocers in 1993. In connection with its acquisition of NCC South, Eli Witt issued to NCC 595,000 shares of common stock, representing approximately 23% of its outstanding common stock after the acquisition. In a transaction executed simultaneously with Eli Witt's acquisition of NCC South, the Corporation sold 400,000 shares of its Eli Witt common stock to MS Distribution, Inc. ("MSD"), a former limited partner of NCC and an affiliate of the Morgan Stanley Leveraged
Equity Fund II L.P., and issued a $15 million subordinated note to MSD. The subordinated note does not require interest or principal payments until maturity. In return, the Corporation received proceeds of $12 million and the right to exchange in 1998, at the Corporation's option, the subordinated note for the $15 million face value Eli Witt Series B preferred stock held by the Corporation. The payment terms and exchangeability feature were structured primarily to maximize the Corporation's after-tax cash flow from this transaction. The $12 million proceeds received from MSD was allocated to the subordinated note ($11.3 million) and to the Eli Witt common stock sold ($0.7 million) based on their estimated fair values as of April 25, 1994.
         As a result of the transactions described above, MSD owns shares totaling approximately 38% of the outstanding common stock of Eli Witt. The Corporation retained a 50.1% ownership in the outstanding common stock of Eli Witt, and the former shareholders of Certified Grocers now hold approximately 12% of the outstanding common stock of Eli Witt.
         In connection with these transactions, the Corporation entered into a Shareholders Agreement with MSD. This Agreement contains certain governance provisions which require the prior approval of MSD for all major transactions by Eli Witt, including (but not limited to), incurrence of debt, acquisitions, material contracts, the sale of assets, issuance and repurchase of stock, changes in Eli Witt's charter and by-laws, and capital expenditures. Due to the shareholder rights granted to MSD, the Corporation no longer has unilateral control over Eli Witt. Therefore, the Corporation deconsolidated Eli Witt as of April 25, 1994 and will account for its remaining investment in Eli Witt under the equity method.
         The unaudited historical statements of operations of the Southern divisions of NCC included in the pro forma presentation are for its fiscal year ended November 27, 1993 and its fiscal quarter ended February 26, 1994. The unaudited historical balance sheet of the Southern divisions of NCC included in the pro forma presentation is as of February 26, 1994. The following unaudited pro forma combined statements of operations of the Corporation assume that the transactions were completed at the beginning of the respective periods presented. The following unaudited pro forma combined balance sheet of the Corporation assumes the transactions had been completed as of the balance sheet date. Accordingly, the deconsolidation of Eli Witt is reflected in the following unaudited pro forma balance sheet and statements of operations.
         The following unaudited pro forma financial information may not necessarily reflect the Corporation's results of operations which would have been obtained if the acquisition had been completed at the beginning of the fiscal periods presented. The unaudited pro forma financial information should be read in conjunction with the Corporation's financial statements included under Item 7 of the Corporation's 1993 Form 10K.

                                   Culbro Corporation
                  Unaudited Pro Forma Combined Statement of Operations
                                 Year Ended November 27, 1993
                         (dollars in thousands except per share data)

                              Historical                   Pro Forma
                        --------------------         ----------------------
                                     Southern
                                     Divisions
                          Culbro     of NCC L.P.     Adjustments    Combined
                        ----------  -------------    ------------   ----------
Net sales and
    other revenue       $1,364,576     $635,514     $(1,832,860)(1)  $167,230

Cost and expenses:
 Cost of goods sold      1,219,742      594,000      (1,706,265)(1)   107,477
 Selling, general and
 administrative expenses   126,055       45,664        (120,711)(1)    51,008
                          ---------     --------       ------------    -------
Operating profit (loss)     18,779       (4,150)         (5,884)        8,745
Gain on sale of Eli Witt
   common stock                  -            -           2,691 (2)     2,691
Other nonoperating income        -            -           2,349 (3)     2,349
Loss from equity
   investments, net            290            -               -  (1)      290
Fees on sales of accounts
    receivable                 476            -               -           476
 Interest expense, net      14,411        3,256         (10,254)(1)     9,063
                                                          1,650 (4)
                            --------     ---------     -----------     -------
 Income (loss) before
    income taxes             3,602       (7,406)          7,760         3,956
 Income tax provision        1,877            -            (297)(5)     1,580
                            ---------     ---------      -----------    -------
 Income (loss) before
    cumulative effect
    of accounting change     1,725       (7,406)          8,057         2,376

 Accretion of Series A
    preferred stock of
    Eli Witt                  (705)           -             705 (1)        -
                            ----------     ---------      ---------      ------
 Income available to
    common shareholders
    before cumulative
    effect of accounting
    change                $  1,020    $  (7,406)      $   8,762     $   2,376
                           =========   ==========      ==========    =========
 Income per common share
    before effect of
    accounting change    $   0.24                                      $ 0.55
                          =========                                     =======


 Average common shares
    outstanding         4,308,000                                   4,308,000
                       ===========                                  ==========


See accompanying notes to unaudited pro forma combined financial information.

                                    Culbro Corporation
                    Unaudited Pro Forma Combined Statement of Operations
                                Quarter Ended February 26, 1994
                          (dollars in thousands except per share data)


                            Historical                     Pro Forma
                      -----------------------       -----------------------
                                      Southern
                                      Divisions
                       Culbro        of NCC L.P.      Adjustments    Combined
                      ----------    ------------     ------------  -----------
Net sales and
 other revenue       $  317,811      $   132,559     $ (417,010)(1)   $33,360
Cost and expenses:
 Cost of goods sold     284,390          123,971       (388,011)(1)    20,350
 Selling, general and
 administrative
 expenses                32,072           10,914        (30,533)(1)    12,453
                      -----------      ----------     -------------   --------
Operating profit
 (loss)                   1,349           (2,326)         1,534           557
Gain on sale of
 Eli Witt common stock        -                -          2,691 (2)     2,691
Other nonoperating income     -                -            587 (3)       587
Income from equity
 investments, net            50                -              -            50
Interest expense, net     3,356              695         (2,167)(1)     2,300
                                                            416 (4)
                       ---------        ----------      ------------  --------
 Income (loss) before
  income tax provision
  (benefit)              (1,957)          (3,021)         6,563         1,585
 Income tax provision
  (benefit)              (1,155)               -          2,027 (5)       872
                      -----------       -----------     ------------    -------
 Net income (loss)         (802)          (3,021)         4,536           713
 Accretion of Series
  A preferred stock
  of Eli Witt              (247)               -            247 (1)         -
                      ----------       -----------      ------------    --------
 Net income (loss)
  available to common
  shareholders       $   (1,049)     $    (3,021)    $    4,783        $  713
                      ===========      ===========    ==============    ========


 Net income (loss)
  per common share   $    (0.24)                                       $ 0.17
                     ============                                      ========

 Average common
 shares outstanding   4,308,000                                     4,308,000
                     ============                                   ===========

See accompanying notes to unaudited pro forma combined financial information.

                                Culbro Corporation
                     Unaudited Pro Forma Combined Balance Sheet
                                February 26, 1994
                    (dollars in thousands except per share data)

                            Historical                      Pro Forma
                   ----------------------------        -----------------------
                                    Southern
                                    Divisions
ASSETS            Culbro            of NCC L.P.      Adjustments     Combined
               -----------        --------------     ------------   ---------
Current
 Assets
 Cash         $   5,244          $        47        $  (4,606)(1)    $   685
 Receivables,
  net            68,624               23,686          (74,491)(1)     17,819
 Inventories    116,185               17,253          (59,766)(1)     73,672
 Other current
  assets          6,077                2,543           (4,321)(1)      4,299
Total current
  assets        196,130               43,529         (143,184)        96,475

 Property and
  equipment,
    net         113,137                6,467          (41,640)(1)     77,964
 Real estate
  held for sale
  or lease, net  35,076                    -                -         35,076
 Investment in
  Series B
  preferred stock
  of Eli Witt         -                    -           11,328 (6)     11,328
 Investment in
  real estate
  joint ventures  8,099                    -                -          8,099
 Other assets    24,526                1,290              488 (1)     26,304
 Intangible
  assets         21,248                    -           (1,779)(1)     19,469
               ---------           -----------     ---------------  ---------
 Total assets  $398,216            $  51,286        $(174,787)      $274,715
               =========           ============     =============   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
 Accounts payable
  and accrued
  liabilities  $ 61,865             $ 15,294        $ (55,601)(1)    $ 21,558
 Long-term debt
  due within
  one year       15,082                  359           (5,511)(1)       9,930
 Income taxes        75                    -            1,076 (7)       1,151
                --------             ---------        -----------    ---------
Total current
  liabilities    77,022               15,653          (60,036)         32,639

 Long-term debt 166,963               26,115          (87,328)(1)     105,750
 Deferred income
  taxes           4,075                    -                -           4,075
Other noncurrent
  liabilities    30,068                    -            (9,268)(1)     20,800
               ----------            ----------       ------------   ----------
Total
  liabilities   278,128               41,768          (156,632)       163,264
              ===========            ===========     =============   =========

Minority
  interest       10,252                    -           (10,252)(1)         -

Partners
   Equity             -                9,518            (9,518)(1)         -

Shareholders'
  Equity
Common stock      4,549                    -                 -         4,549
Capital in
  excess of
  par value      13,296                    -                 -        13,296
Retained
  earnings       97,296                    -             1,615 (7)    98,911
              -----------             ----------       ------------  ---------
                115,141                                  1,615       116,756
Less - Common
  stock in
  Treasury       (5,305)                   -                 -        (5,305)
               ----------             -----------       -----------  ---------
Total
  shareholders'
  equity        109,836                    -              1,615      111,451
               ----------             -----------        ----------  ---------

Total liabilities,
 minority interest
 and Shareholders'
 /Partners
  equity       $398,216          $    51,286          $(174,787)    $274,715
              ===========           ============       ==========   ==========

See accompanying notes to unaudited pro forma combined financial information.

                                 Culbro Corporation
                 Notes to Unaudited Combined Pro Forma Information
                  (amounts in thousands, except per share data)


(1) To reflect the deconsolidation of Eli Witt and to account for the Corporation's remaining 50.1% common stock ownership of Eli Witt under the equity method of accounting. As Eli Witt is in a common deficit position at the date of the transaction, the Corporation will not recognize any future profits or losses of Eli Witt until its common deficit is recouped.

(2) To reflect a gain in the consolidated statement of operations for the Corporation's sale of 400,000 shares of Eli Witt common stock. The gain reflects proceeds of $672 and a reduction of the Corporation's negative basis in the Eli Witt shares sold.

(3) Reflects accretion and accrued dividends on the Eli Witt Series B preferred stock held by the Corporation. The total amount of accretion and accrued dividends on the Series B preferred stock equal the amortization of the discount and interest expense on the subordinated note for each of the periods presented.

(4) To reflect the change in the Corporation's interest expense for the interest accrued and amortization of the discount on the subordinated note, and a reduction of interest on the Corporation's Credit Agreement and Senior Notes, reflecting the reduction of these facilities from the $12 million proceeds obtained from the issuance of the subordinated note and sale of Eli Witt common stock.

(5)     To reflect a revised income tax provision.

(6) To reflect the Corporation's investment in the Series B preferred stock of Eli Witt held by the Corporation. The Series B preferred stock at the date of the transaction equals the value of the subordinated note to MSD.

(7) To reflect the effect, on the Corporation's balance sheet, for the gain (net of tax) of $2,691 on the Corporation's sale of 400,000 shares of Eli Witt common stock.